EXHIBIT 10.60

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

SENT VIA PRIORITY MAIL

Confidential

December 18, 2003

Mr. Linus Cortez

Chief Financial Officer

Stuller, Inc.

302 Rue Louis XIV

Lafayette, Louisiana 70508

Dear Mr. Cortez:

This letter, when accepted by Stuller Inc., will amend and replace our existing letter agreement dated, March 16, 2000, including all extensions and amendments.

For the Term, Charles & Colvard, Ltd., (C&C), hereby:

1.	Appoints Stuller Inc., (Stuller) the rights to sell Charles & Colvard created moissanite (either as a loose jewel or in manufactured jewelry) in the territory comprised of the North American Continent from the present date until December 31, 2004, (The Appointment Term).

2.	Warrants that C&C shall appoint no additional distributors for the loose moissanite jewel in the territory during the term.

3.	Warrants that Stuller will be charged no more than the lowest price charged to any jewelry industry customer worldwide. (Current price attached as Schedule A). Further, if at any time the pricing of moissanite is decreased, C&C shall provide Stuller with a credit toward additional purchases of moissanite equal to the amount of such price decrease on the lesser of (a) Stuller’s net purchases of moissanite during the prior 90 days or (b) Stuller’s actual inventory at such time.

4.	Agrees to provide funding for the joint marketing of moissanite jewels as outlined on Schedule B attached, during 2004. Such funding shall be provided either as a credit to Stuller against future purchases, or as cash payments to vendors other than Stuller or C&C. Additionally, C&C Agrees to provide the funds for the marketing of moissanite equal to * * * * * % of Stuller’s purchases from C&C paid quarterly, in arrears, in the form of credits against future purchases of moissanite from C&C. It is agreed that the use of funds described on Schedule B, by mutual consent, may be used for purposes other than those detailed on the Schedule.

5.	Agrees to maintain a backup inventory of 100% of the previous quarters purchases by Stuller.

6.	Agrees to provide stock rebalancing quarterly on a dollar value per dollar value basis.

7.	Agrees to provide the Stuller staff with any required training concerning the product, the marketing strategy, and the product positioning being implemented by C&C.

Stuller hereby recognizes and agrees to cooperate with C&C in the protection of all C&C trademarks, copyrights and intellectual property. Further, Stuller agrees to include Charles & Colvard created moissanite in its catalog and trade show presentations for the term of the agreement, and to make commercially reasonable efforts to market moissanite to its’ customers consistent with the brand identity guidelines supplied by C&C, and, Stuller specifically agrees to sell Charles & Colvard, Ltd. created moissanite as loose stones only to retailers and manufacturers for use in jewelry mountings and not for resale as loose stones.

If the forgoing meets with your understanding of our agreement, please sign and return one copy of this letter for my files.

Agreed and accepted:

Charles & Colvard, Ltd.	Stuller, Inc.

/s/ Robert S. Thomas	/s/ Linus Cortez
Robert S. Thomas	Linus Cortez
President & CEO	Chief Financial Officer

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY * * * * *

SCHEDULE A

part_no	description	Wholesale Price		Stuller Price
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *
GEM- * * * * *	Moissanite Jewel - * * * * *	$	* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY * * * * *

SCHEDULE B

SCHEDULE B - Sales and Marketing Initiatives

Stuller 2004 Sales and Marketing Budget by Key Area	Costs		Cost Assumptions
* * * * *	$	* * * * *	* * * * *

* * * * *
* * * * *	$	* * * * *	* * * * *
* * * * *	$	* * * * *	* * * * *

* * * * *
* * * * *	$	* * * * *	* * * * *
* * * * *	$	* * * * *	* * * * *

* * * * *
* * * * *	$	* * * * *	* * * * *
* * * * *	$	* * * * *	* * * * *
* * * * *	$	* * * * *	* * * * *

* * * * *
* * * * *	$	* * * * *	* * * * *
* * * * *	$	* * * * *	* * * * *

* * * * *
* * * * *	$	* * * * *	* * * * *

* * * * *
* * * * *	$	* * * * *

* * * * *
* * * * *	$	* * * * *

* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

* * * * *	$	* * * * *
* * * * *	$	* * * * *

* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *
* * * * *	$	* * * * *	* * * * *
* * * * *	$	* * * * *	* * * * *

Grand Total—* * * * * $ * * * * *	$	* * * * *